                                                   ANNUAL REPORT
                                                   APRIL 30, 2002

PRUDENTIAL
EUROPE GROWTH FUND, INC.

FUND TYPE
Global stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                  PRUDENTIAL (LOGO)

Prudential Europe Growth Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Europe Growth Fund (the Fund) invests primarily in stocks of companies in Europe, selecting a diversified portfolio aimed at long-term growth of capital. The Fund is subject to all of the risks associated with foreign investing, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Fund will achieve its investment objective.

Geographic Concentration

Expressed as a percentage of
net assets as of 4/30/02
    34.9%   United Kingdom
    19.2    France
    11.5    Germany
     9.8    Switzerland
     8.0    Netherlands
     4.7    Italy
     3.8    Spain
     3.4    Other Continental Europe
     2.0    Finland
     1.9    Ireland
     0.8    Cash & Equivalents

Ten Largest Holdings

Expressed as a percentage of
net assets as of 4/30/02
    4.0%   BP PLC
           Oil & Natural Gas Production
    3.2    Royal Bank of Scotland Group PLC
           Financial Services
    3.1    GlaxoSmithKline PLC
           Healthcare
    2.8    Total Fina Elf SA
           Oil & Natural Gas Production
    2.1    Novartis AG
           Healthcare
    2.1    Royal Dutch Petroleum Co.
           Oil & Natural Gas Production
    2.1    Vodafone Group PLC
           Telecommunications Services &
           Equipment
    1.9    Nestle SA
           Foods
    1.8    HSBC Holdings PLC
           Financial Services
    1.6    Swiss Reinsurance
           Insurance

Holdings are subject to change.

                                  www.prudential.com    (800) 225-1852

Annual Report    April 30, 2002

Cumulative Total Returns1                               As of 4/30/02

                                        One     Five       Since
                                       Year     Years   Inception2
Class A                               -14.37%   19.31%    67.92%
Class B                               -14.97    14.34     57.51
Class C                               -14.95    14.49     57.71
Class Z                               -14.11    20.34     44.55
Lipper European Region Funds Avg.3    -12.60    29.84     ***
MSCI Europe Index4                    -12.22    28.54     ****

Average Annual Total Returns1                          As of 3/31/02

                    One     Five       Since
                    Year    Years    Inception2
    Class A        -8.10%   2.66%      6.43%
    Class B        -8.57    2.72       6.28
    Class C        -5.67    2.68       6.16
    Class Z        -2.81    3.91       6.64

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper Inc.
The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Inception dates: Class A, B, and C, 7/13/94; Class Z, 4/15/96.
3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, and since inception periods in the Lipper European Region Funds category.
Funds in the Lipper European Region Funds Average concentrate their investment in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within this region. 4 The Morgan Stanley
Capital International (MSCI) Europe Index is an unmanaged, weighted index comprising approximately
1,600 securities listed on the stock exchanges of 22
European countries.

Investors cannot invest directly in an index.

The returns for the Lipper Average and MSCI Europe
Index would be lower if they included the effect of sales charges or taxes.

***Lipper Since Inception returns are 87.14% for
Class A, B, and C, and 45.47% for Class Z.

****MSCI Europe Index Since Inception returns are
107.91% for Class A, B, and C, and 55.49% for Class Z.

PRUDENTIAL (LOGO)                        June 14, 2002

DEAR SHAREHOLDER,
The most significant influences for equity markets over the Prudential Europe Growth Fund's fiscal year--the 12 months ended April 30, 2002--were global in scope. At the beginning of the period, a telecommunications led economic slowdown was affecting markets around the world. European stocks plunged steeply, as did stocks elsewhere. The markets bottomed in late September when investors began to anticipate an accelerated pace of central bank interest-rate reductions in response to the terrorist attacks of September 11. Generally, when interest rates fall, economies speed up. However, investor confidence tapered off in December after the largest bankruptcy in U.S. history--Enron Corporation. As the story unfolded, it became clear that many of the mechanisms put in place to safeguard shareholders' interests disappointed us. The stock market became erratic as cautious investors began to fear that previously issued financial reports might have been misleading, and that future corporate profits would be very slow to recover.

The Fund's substantial loss was primarily the result of these poor market conditions, which caused the Morgan Stanley Capital International Europe Index
(MSCI Europe Index) to decline steeply over the period. The Fund trailed the Index somewhat, largely because it has a growth style and this was a generally defensive market. In the following report, the Fund's adviser describes its strategy and the Fund's performance in greater detail.

Sincerely,


David R. Odenath, Jr., President
Prudential Europe Growth Fund, Inc.

Prudential Europe Growth Fund, Inc.

Annual Report    April 30, 2002

REPORT FROM THE FUND'S INVESTMENT ADVISER,
GARTMORE GLOBAL PARTNERS (From May 5, 2001)

OUR RISK CONTROLS CAN HURT US IN A POOR MARKET
Our investment discipline focuses on discovering companies that will show unexpected long-term earnings growth. We adopt a consistent investment process driven by our in-depth research. Our aim is to provide strong absolute returns that, over the longer term, outperform our benchmark, the MSCI
Europe Index.

The core of our approach is a comprehensive assessment of various industries and the dynamics of the companies within them. We buy in companies where we believe profit growth will exceed the expectations of most investors and sell companies where there is a risk that earnings growth will fall short. These assessments are based upon proprietary estimates of future earnings growth and share price targets.

Risk management is also part of our method. We assess the portfolio's exposure to a significant deviation from the MSCI Europe Index on four levels: exposure to each individual company, each industry or economic sector, each country, and to risk characteristics of the total portfolio. During this reporting period, the Fund did not significantly differ from the sector composition of the benchmark index. Within this framework, we focused on industry-leading companies because we believed they have the ability to increase profits over the longer term and have the balance sheet strength to ride out the challenging current market conditions.

The market direction was unclear during this period,
with volatile share prices and fragile trends. The
forces driving these market movements changed often,
and many investors tried to restructure their
portfolios to take advantage of these short-term
changes. In contrast, we maintained our long-term
perspective, although that meant the portfolio did
not always benefit from temporary shifts.
                                                 3

Prudential Europe Growth Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 4/30/02
----------------------------------------------------

4.0%    BP PLC/Oil & Natural Gas Production
        BP, the world's second largest integrated oil company, is represented in the portfolio at about a market weighting. It has extensive proven reserves and is the top oil and gas producer in the United States. The company has significant production activities throughout the world, owns about 29,000 service stations worldwide, and is a top refiner and manufacturer of petrochemicals and specialty chemicals through its acquisition of Burmah Castrol.

3.2     Royal Bank of Scotland Group PLC/Financial Services
        After its recent acquisition of the U.K. bank
        NatWest, Royal Bank of Scotland became the United
        Kingdom's second largest bank. The group has more than 2,000 branches in the United Kingdom and Ireland, as well as branches overseas. It has announced considerable cost savings after the acquisition, and further synergism is expected.

3.1     GlaxoSmithKline PLC/Healthcare
        GlaxoSmithKline is a research-based pharmaceutical group that specializes in treatments for respiratory, central nervous system, gastrointestinal, and genetic disorders. Its 2002 first-quarter profit rose 49% over first quarter 2001, reflecting cost cutting and strong sales of its asthma treatment, Advair. Its top-selling drug is the antidepressant Paxil (or Seroxat), and its HIV drug Combivir makes it the world's top seller of AIDS drugs.

2.8     Total Fina Elf SA/Oil & Natural Gas Production
        Total Fina Elf, France's largest oil company, is an integrated oil company that trades and transports both crude oil and finished products in more than 100 countries, and operates 20,000 service stations primarily in Europe and Africa. It is overweighted in the portfolio because it is achieving impressive results with productivity gains. Cost savings from the Elf merger have been achieved earlier than expected, and more are anticipated.

2.1     Novartis AG/Healthcare
        Among the top five pharmaceutical companies in the world, Novartis concentrates on healthcare, which accounts for about 55% of sales, and consumer health, after shedding its more controversial agribusiness. The company has a tax-efficient method of financing its growing research and development of drugs such as the skin disease drug Elidel. Its cancer drug Glivec also received official approval from three authorities in less than a year, and should take significant market share from established drugs.

Holdings are subject to change.

                                www.prudential.com    (800) 225-1852

Annual Report    April 30, 2002

NO RECOVERY IN TELECOM
During the reporting period, telecommunications service companies made up about 10% of the MSCI
Europe Index, on average, and an even larger portion of the growth-stock market. European companies are among the global leaders in this sector and also in the related telecommunications equipment industry, both of which have been expanding rapidly.
The Fund had a slight overweighting in these telecommunications-related stocks, which performed poorly over the period. Moreover, its selections, with an emphasis on wireless companies, underperformed the industry averages.

Telecommunications companies had excellent growth prospects, introducing exciting new technologies that will permit the delivery of sound and color moving picture content over wireless connections and many forms of interactivity. This prospect led companies to invest large amounts of money in equipment and licenses, often taking on a great deal of debt to do so. The new technologies are taking longer to reach the market than anticipated, while payments must still be made on the debt. Moreover, the infrastructure for some of these technologies-- particularly high-capacity fiber-optic cables--was built up too rapidly. The inventory of unused transmission capacity and equipment caused a swift drop in demand. A few large companies in this business went bankrupt, discouraging investors.

The three largest detractors from the Fund's return were telecommunications related--Vodafone Group,
Nokia, and Colt Telecom Group. Other detractors in this group include L.M. Ericsson Telephone, Telefonica, Telecom Italia Mobile, and Deutsche
Telekom. Vodafone is the world leader in mobile telecommunications services and the possessor of the licenses for new services in much of Europe. Its shares had become attractively priced, considering the company's growth prospects. Nokia (Finland) is focused on wireless telecommunications equipment--both handsets and infrastructure--and is the world leader in handsets. Colt focuses on the profitable business of wiring commercial buildings with the most current technology.

Prudential Europe Growth Fund, Inc.

Annual Report    April 30, 2002

Given the hiatus of growth in telecommunications, we have reduced our holdings, particularly in BT Group and Nokia. However, we continue to believe that there will be extensive long-term growth and that Europe-based companies will be among the global leaders.
We have approximately a market weighting in telecommunications stocks.

FINANCIALS SPLIT ON CAPITAL MARKET DEPENDENCE
The financial services sector is by far the largest in European stock markets, accounting for more than a quarter of the total capitalization of the MSCI
Europe Index. Moreover, many government-owned companies are being privatized; there is a wave of mergers and acquisitions as companies restructure for Europe-wide markets; and some responsibility for retirement financing is being shifted from European governments to individuals. As a consequence, the financial services sector was the largest in the Fund's portfolio. The results were mixed.

On the negative side, the stocks of several large, diversified financial services companies fell because of declining revenue. The detractors from the Fund's return included Credit Suisse Group and ING Groep.
We have a particularly high opinion of Credit Suisse.
It is a well-run bank with a strong balance sheet that is suffering a short-term depression of its revenues because of poor market conditions. Skandia Forsakrings and Amvescap, investment management firms, were subject to the same forces. Because of the Fund's broad diversification, no single position had a substantial impact on its return, but together they did.

On the positive side, two of the three largest
positive contributors to the Fund's return were the
Royal Bank of Scotland (see Comments on Largest
Holdings) and the Bank of Ireland. Royal Bank of
Scotland recently acquired NatWest, and the benefits
of this acquisition have exceeded analysts'
expectations. Several other bank holdings--including
Barclays, BNP Paribas, Lloyds TSB Group, and Credit
Lyonnais--made smaller contributions. The Bank of
Ireland has benefited from Ireland's rapid
development within the European Union. While its
revenue continued to grow, it reduced
                                www.prudential.com    (800) 225-1852

its costs of doing business. In general, retail banking was a good industry group to be in; we wish we had more of a position in it. An exception was Banco Bilbao Vizcaya Argentaria, a Spanish bank with a substantial exposure to Argentina. Its assets there lost value with the swift decline of the Argentine peso, and it was among the larger detractors from the Fund's return.

Reinsurers are companies that take portions of the exposure of primary insurers when they wish to reduce their risk from a particular policy. Their prices dropped after September 11 when investors thought there would be heavy claims, and soon began to rise again after investors realized that the volume and pricing for reinsurance were moving dramatically upward. Swiss Re (Switzerland), the world's largest reinsurer with a strong balance sheet, made a particularly large contribution to the Fund's return.

WE DID WELL ON NON-TELECOM TECHNOLOGY
Four technology stocks were among the largest contributors to the Fund's return: Invensys (United
Kingdom) makes a range of control products from knobs to shutdown systems. The stock was very inexpensive.
The company brought in a new management team and the stock began to revive; we bought it shortly after the turn. It then rose sharply and we took some of our profits. We bought STMicroelectronics (France, semiconductors), Logitech International (Switzerland, a range of personal computer input devices from mice to PC cameras), and ASML Holdings (Netherlands, semiconductor capital equipment) during the summer of 2001 at very low prices. Soon afterward, the stocks shot up and we sold our position in STMicroelectronics but kept positions in the other two.

CONSUMER SPENDING REMAINED STRONG
Consumer spending was the strongest part of the economy. We had positive contributions from our positions in several consumer-oriented companies. The largest gains came from L'Oreal (France, luxury goods), Inditex (Spain, clothing retailer), Nestle
(foods), and Adidas-Salomon (Germany, clothes).

Prudential Europe Growth Fund, Inc.

Annual Report    April 30, 2002

Vivendi Universal (France) is a media (television, film, and publishing) and telecommunications
(including Internet) services company that was among the larger detractors from the Fund's return. However, its decline was primarily due to its debt level, the high value at which it carries a recent acquisition on its balance sheet, and uncertainty about the future of its senior management--not about its healthy media business.

PIPELINES DETERMINED HEALTH OF DRUG COMPANIES
Large drug companies had varying fortunes during this period. Of the Fund's largest holdings, Novartis, with a relatively healthy pipeline, made a material positive contribution to the Fund's return, which was almost entirely offset by the negative impact of its position in GlaxoSmithKline (see Comments on Largest
Holdings for both).

LOOKING AHEAD
Concerns about a profit revival in telecommunications and technology and strong consumer spending have been continuing themes. Accordingly, we have reduced our exposure to the first two of these sectors and added consumer-related stocks such as the luxury goods retail chain Gucci and the U.K. clothing chain Marks and Spencer. The latter is revamping its stores and product range to revive from a lethargic period of its history.

We think that investor concerns about credit losses in the financial sector are now fully reflected in share prices, while a steady economic recovery will benefit the sector. We added to our bank holdings prior to period end.

Prudential Europe Growth Fund Management Team

                                                  ANNUAL REPORT
                                                  APRIL 30, 2002

PRUDENTIAL
EUROPE GROWTH FUND, INC.


                                                  FINANCIAL STATEMENTS

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2002

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.2%
Common Stocks  99.2%
-------------------------------------------------------------------------------------
Belgium  0.7%
     41,415   Fortis                                                $      950,858
-------------------------------------------------------------------------------------
Denmark  1.0%
     44,991   Danske Bank A/S                                              812,499
      5,251   Group 4 Falck A/S (Class 'B' Stock)                          616,067
                                                                    --------------
                                                                         1,428,566
-------------------------------------------------------------------------------------
Finland  2.0%
    114,720   Nokia Oyj                                                  1,856,538
     24,110   UPM-Kymmene Oyj                                              842,922
                                                                    --------------
                                                                         2,699,460
-------------------------------------------------------------------------------------
France  19.2%
     41,892   Alcatel SA                                                   523,937
     31,055   Aventis SA                                                 2,206,438
     68,476   AXA                                                        1,453,074
     35,178   BNP Paribas SA                                             1,838,474
     43,274   Carrefour SA                                               1,889,206
     32,815   Christian Dior SA                                          1,323,195
      7,739   Compagnie de Saint-Gobain                                  1,324,942
      9,983   Credit Lyonnais SA                                           421,074
     29,794   France Telecom SA                                            723,781
      9,219   Groupe Danone                                              1,221,123
     18,667   L'Oreal SA                                                 1,462,522
      8,288   Pinault-Printemps-Redoute SA                                 940,976
     16,353   Renault SA                                                   758,126
     29,655   Sanofi-Synthelabo SA                                       1,898,543
     10,328   Societe Generale                                             707,275
     46,344   Suez SA                                                    1,380,141
      3,956   Technip-Coflexip SA                                          558,221
     38,647   Thomson Multimedia(a)                                      1,056,897
     25,215   TotalFinaElf SA                                            3,821,584
     30,242   Vivendi Universal SA                                         964,383
                                                                    --------------
                                                                        26,473,912

    10                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2002 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Republic Of Germany  11.5%
      8,802   Allianz AG                                            $    2,073,616
     40,561   Bayer AG                                                   1,329,261
     54,246   Bayerische Motoren Werke AG                                2,151,184
     12,161   DaimlerChrysler AG                                           564,113
     15,542   Deutsche Bank AG                                           1,030,726
    104,821   Deutsche Telekom AG                                        1,392,208
     16,473   E. On AG                                                     858,093
     24,554   Infineon Technologies AG(a)                                  446,922
     32,706   Metro AG                                                   1,047,672
      5,967   Muenchener Rueckversicherungs-Gesellschaft AG              1,478,642
     10,355   SAP AG                                                     1,349,295
     12,603   Schering AG                                                  768,246
     22,720   Siemens AG                                                 1,382,085
                                                                    --------------
                                                                        15,872,063
-------------------------------------------------------------------------------------
Ireland  1.9%
    114,604   Bank Of Ireland                                            1,332,134
     71,094   CRH PLC(a)                                                 1,233,168
                                                                    --------------
                                                                         2,565,302
-------------------------------------------------------------------------------------
Italy  4.7%
     74,200   Autogrill SpA(a)                                             875,858
     99,574   ENI SpA                                                    1,529,779
    461,875   Olivetti SpA(a)                                              530,631
    410,488   Telecom Italia Mobile SpA                                  1,793,910
    132,685   Telecom Italia SpA                                         1,055,701
    165,000   UniCredito Italiano SpA                                      765,684
                                                                    --------------
                                                                         6,551,563
-------------------------------------------------------------------------------------
Luxembourg  0.6%
     62,786   Arcelor(a)                                                   865,591
-------------------------------------------------------------------------------------
Netherlands  8.0%
     36,055   ABN AMRO Holdings N.V.                                       714,738

    See Notes to Financial Statements                                     11

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2002 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
     27,020   Aegon N.V.                                            $      620,846
     26,657   ASML Holding N.V.(a)                                         605,299
      5,785   Gucci Group N.V.                                             560,364
     20,137   Heineken N.V.                                                907,242
     58,088   ING Groep N.V.                                             1,533,601
     95,200   Koninklijke (Royal) KPN N.V.(a)                              431,483
     57,505   Koninklijke Ahold N.V.                                     1,437,895
     43,002   Philips Electronics N.V.                                   1,327,887
     54,777   Royal Dutch Petroleum Co.                                  2,902,244
                                                                    --------------
                                                                        11,041,599
-------------------------------------------------------------------------------------
Spain  3.8%
    111,683   Banco Santander Central Hispano SA                         1,034,519
     92,411   Endesa SA                                                  1,415,569
     58,980   Industria de Diseno Textil SA(a)                           1,216,491
    142,006   Telefonica SA(a)                                           1,520,133
                                                                    --------------
                                                                         5,186,712
-------------------------------------------------------------------------------------
Sweden  1.1%
     76,450   Assa Abloy AB
              (Class 'B' Shares)                                           989,549
    191,154   Telefonaktiebolaget LM Ericsson
              (Class 'B' Shares)(a)                                        479,967
                                                                    --------------
                                                                         1,469,516
-------------------------------------------------------------------------------------
Switzerland  9.8%
     48,518   Credit Suisse Group(a)                                     1,729,450
     23,604   Logitech International SA(a)                               1,098,525
     10,889   Nestle SA                                                  2,574,186
     69,407   Novartis AG                                                2,911,024
     21,352   Roche Holdings AG                                          1,617,756
     21,883   Swiss Reinsurance                                          2,208,400
     29,901   UBS AG(a)                                                  1,441,418
                                                                    --------------
                                                                        13,580,759

    12                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2002 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
United Kingdom  34.9%
    663,774   Aegis Group PLC                                       $    1,059,212
     79,781   Amvescap PLC                                                 838,269
     25,530   Anglo American PLC                                           402,556
     99,414   ARM Holdings PLC(a)                                          320,176
     41,296   AstraZeneca PLC                                            1,934,807
    178,612   Barclays PLC                                               1,564,349
    641,393   BP PLC                                                     5,472,676
    182,711   BPB PLC                                                    1,065,058
    141,263   British Sky Broadcasting Group PLC(a)                      1,581,023
    212,598   BT Group PLC(a)                                              799,333
    111,522   Canary Wharf Group PLC(a)                                    764,255
     71,313   Capita Group PLC                                             396,731
     60,292   CGNU PLC                                                     620,316
    185,614   Compass Group PLC                                          1,155,014
      4,388   CRH PLC                                                       75,124
     76,960   Daily Mail & General Trust                                   833,302
    149,038   Diageo PLC                                                 1,978,628
     87,438   Exel PLC                                                   1,121,325
    178,589   GlaxoSmithKline PLC                                        4,320,276
    209,192   Granada PLC                                                  392,501
     92,381   HBOS PLC                                                   1,120,094
    208,367   HSBC Holdings PLC                                          2,459,589
    273,382   Imperial Chemical Industries PLC                           1,268,902
     57,851   Imperial Tobacco Group PLC                                   819,456
     23,140   Imperial Tobacco Group PLC(a)                                322,044
    240,186   Lattice Group PLC                                            649,292
    251,183   Legal & General Group PLC                                    575,612
    154,243   Lloyds TSB Group PLC                                       1,773,500
    119,506   Marks & Spencer Group PLC                                    691,399
    606,346   mm02 PLC(a)                                                  384,378
     69,717   Rentokil Initial PLC                                         274,824
     40,448   Rio Tinto PLC                                                751,547
     90,984   Royal & Sun Alliance Insurance Group PLC                     400,425
    152,513   Royal Bank of Scotland Group PLC                           4,374,019
     51,000   Standard Chartered PLC                                       628,023
    274,247   Tesco PLC                                                  1,051,105

    See Notes to Financial Statements                                     13

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2002 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
    122,840   Unilever PLC                                          $    1,124,212
  1,764,717   Vodafone Group PLC                                         2,848,180
                                                                    --------------
                                                                        48,211,532
                                                                    --------------
              Total Investments  99.2%
               (cost $138,389,235; Note 5)                             136,897,433
              Other assets in excess of liabilities  0.8%                1,124,913
                                                                    --------------
              Net Assets  100%                                      $  138,022,346
                                                                    --------------
                                                                    --------------

------------------------------
(a) Non-income producing security.
The following abbreviations are used in portfolio descriptions:
AB--Aktiebolag (Swedish Stock Company).
AG--Aktiengesellschaft (German Stock Company).
A/S--Aktieselskap (Danish Company).
N.V.--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakehio (Finnish Corporation).
SA--Sociedad Anomia (Spanish Corporation) or Societe Anonyme (French
Corporation).
SpA--Societa per Azioni (Italian Corporation).
PLC--Public Limited Company (British Corporation).

    14                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Portfolio of Investments as of April 30, 2002 Cont'd.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 2002 was as follows:

Banking................................................................   13.6%
Oil & Natural Gas Production...........................................   10.4
Pharmaceuticals........................................................    8.6
Financial Services.....................................................    7.1
Retail.................................................................    6.0
Insurance..............................................................    5.8
Telecommunication Service & Equipment..................................    5.5
Telephones.............................................................    4.9
Foods..................................................................    4.4
Public Works Construction..............................................    3.1
Diversified Operations.................................................    2.9
Medical Products.......................................................    2.8
Automobiles & Auto Parts...............................................    2.5
Electronic Components..................................................    2.3
Beverages..............................................................    2.1
Cosmetics & Toiletries.................................................    2.0
Chemicals..............................................................    1.9
Computer Products & Services...........................................    1.8
Electrical Power.......................................................    1.6
Business & Public Services.............................................    1.5
Television.............................................................    1.4
Metals.................................................................    1.3
Media..................................................................    0.8
Tobacco................................................................    0.8
Paper..................................................................    0.6
Publishing.............................................................    0.6
Real Estate............................................................    0.6
Restaurants............................................................    0.6
Steel..................................................................    0.6
Apparel................................................................    0.4
Semiconductor Equipment & Devices......................................    0.4
Minerals...............................................................    0.3
                                                                         -----
                                                                          99.2%
Other assets in excess of liabilities..................................    0.8
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     15

       Prudential Europe Growth Fund, Inc.
             Statement of Assets and Liabilities

                                                                   April 30, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $138,389,235)                           $136,897,433
Foreign currency, at value (cost $219,511)                               220,692
Receivable for Fund shares sold                                        1,285,345
Receivable for investments sold                                          711,229
Dividends and interest receivable                                        428,493
Foreign tax reclaim receivable                                           218,254
Other assets                                                                 475
                                                                   --------------
      Total assets                                                   139,761,921
                                                                   --------------
LIABILITIES
Payable for Fund shares reacquired                                       848,746
Payable to custodian                                                     421,573
Accrued expenses                                                         259,775
Management fee payable                                                    86,060
Distribution fee payable                                                  62,853
Foreign withholding taxes payable                                         47,442
Deferred directors' fees                                                  13,126
                                                                   --------------
      Total liabilities                                                1,739,575
                                                                   --------------
NET ASSETS                                                          $138,022,346
                                                                   --------------
                                                                   --------------
Net assets were comprised of:
   Common stock, at par                                             $     11,004
   Paid-in capital in excess of par                                  151,313,703
                                                                   --------------
                                                                     151,324,707
   Accumulated net investment loss                                       (71,312)
   Accumulated net realized loss on investments and foreign
      currency transactions                                          (11,752,322)
   Net unrealized depreciation on investments and foreign
      currencies                                                      (1,478,727)
                                                                   --------------
Net assets, April 30, 2002                                          $138,022,346
                                                                   --------------
                                                                   --------------

    16                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                   April 30, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($72,366,976 /
      5,624,287 shares of common stock issued and outstanding)            $12.87
   Maximum sales charge (5% of offering price)                               .68
   Maximum offering price to public                                       $13.55
                                                                   --------------
                                                                   --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($49,984,928 / 4,130,638 shares of common stock
      issued and outstanding)                                             $12.10
                                                                   --------------
                                                                   --------------
Class C:
   Net asset value and redemption price per share ($7,530,608 /
      621,263 shares of common stock issued and outstanding)              $12.12
   Sales charge (1% of offering price)                                       .12
   Offering price to public                                               $12.24
                                                                   --------------
                                                                   --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($8,139,834 / 627,469 shares of common stock issued
      and outstanding)                                                    $12.97
                                                                   --------------
                                                                   --------------

    See Notes to Financial Statements                                     17

       Prudential Europe Growth Fund, Inc.
             Statement of Operations

                                                                        Year
                                                                       Ended
                                                                   April 30, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $350,028)         $  2,841,344
   Interest                                                               79,940
                                                                   --------------
      Total income                                                     2,921,284
                                                                   --------------
Expenses
   Management fee                                                      1,187,279
   Distribution fee--Class A                                             166,773
   Distribution fee--Class B                                             745,363
   Distribution fee--Class C                                              85,727
   Transfer agent's fees and expenses                                    420,000
   Custodian's fees and expenses                                         260,000
   Reports to shareholders                                               160,000
   Registration fees                                                      70,000
   Audit fee                                                              39,000
   Legal fees and expenses                                                25,000
   Directors' fees                                                        10,000
   Miscellaneous                                                           7,528
                                                                   --------------
      Total operating expenses                                         3,176,670
                                                                   --------------
   Loan interest expense (Note 2)                                          5,589
                                                                   --------------
      Total expenses                                                   3,182,259
                                                                   --------------
Net investment loss                                                     (260,975)
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                            (5,961,524)
   Foreign currency transactions                                        (103,909)
                                                                   --------------
                                                                      (6,065,433)
                                                                   --------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                       (22,815,211)
   Foreign currencies                                                     86,727
                                                                   --------------
                                                                     (22,728,484)
                                                                   --------------
Net loss on investments and foreign currencies                       (28,793,917)
                                                                   --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(29,054,892)
                                                                   --------------
                                                                   --------------

    18                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Statement of Changes in Net Assets

                                                         Year Ended April 30,
                                                   --------------------------------
                                                        2002              2001
-----------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                             $     (260,975)   $   (1,915,270)
   Net realized gain (loss) on investment and
      foreign currency transactions                    (6,065,433)       16,970,864
   Net change in unrealized depreciation on
      investments and foreign currencies              (22,728,484)      (81,302,257)
                                                   --------------    --------------
   Net decrease in net assets resulting from
      operations                                      (29,054,892)      (66,246,663)
                                                   --------------    --------------
Dividends and distributions (Note 1)
   Distributions from net realized gains
      Class A                                                  --        (8,362,111)
      Class B                                                  --       (16,183,599)
      Class C                                                  --        (1,501,138)
      Class Z                                                  --        (1,358,647)
                                                   --------------    --------------
                                                               --       (27,405,495)
                                                   --------------    --------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                       85,853,844       507,985,905
   Net asset value of shares issued in
      reinvestment of distributions                            --        25,697,739
   Cost of shares reacquired                         (124,070,829)     (570,045,285)
                                                   --------------    --------------
Net decrease in net assets from Fund share
   transactions                                       (38,216,985)      (36,361,641)
                                                   --------------    --------------
Total decrease                                        (67,271,877)     (130,013,799)
NET ASSETS
Beginning of year                                     205,294,223       335,308,022
                                                   --------------    --------------
End of year                                        $  138,022,346    $  205,294,223
                                                   --------------    --------------
                                                   --------------    --------------

    See Notes to Financial Statements                                     19

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements

      Prudential Europe Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth by investing primarily in equity securities of companies domiciled in Europe. The Fund was incorporated in Maryland on March 18, 1994 and commenced investment operations on July 13, 1994.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange (whether
domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends out of
net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.
                                                                          21

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI') formerly known as Prudential Investments Fund Management LLC. Pursuant to a subadvisory agreement between PI and Gartmore Global Partners ('Gartmore'), Gartmore furnished investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Gartmore, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its objectives and policies. PI pays for the services of Gartmore, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .75 of 1% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investments Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%,of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended April 30, 2002.

      PIMS has advised the Fund that it has received approximately $37,400 and $10,200 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended April 30, 2002. From these fees, PIMS

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has also advised the Fund that for the year ended April 30, 2002, it has received approximately $159,300 and $13,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended April 30, 2002, the amounts of the commitment were as follows: $500 million from April 1, 2001 through September 13, 2001, $930 million from September 14, 2001 through December 31, 2001 and $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003.

      The Fund utilized the line of credit during the year ended April 30, 2002. The average daily balance, for the sixteen days the Fund had debt outstanding during the year was approximately $3,733,000 at a weighted average interest rate of approximately 2.654%.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended April 30, 2002, the Fund incurred fees of approximately $347,000 for the services of PMFS. As of April 30, 2002 approximately $27,000 of such fees were due to PMFS. Transfer agent's fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      Effective November 1, 2001, the Fund pays networking fees to Prudential Securites, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total
                                                                          23

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

amount paid to PSI during the period was approximately $17,500 and is included in transfer agent's fees and expenses in the statement of operations.

      For the year ended April 30, 2002, PSI earned approximately $1,300 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended April 30, 2002 were $335,696,686 and $373,184,783, respectively.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gains (loss) on investments. For the year ended April 30, 2002, the adjustments were to decrease accumulated net investment income by $936,816, decrease paid-in-capital in excess of par by $1,040,725 and decrease accumulated net realized loss on investments by $103,909 due to a net operating loss and reclassification to net foreign currency gain. Net investment income, net realized losses and net assets were not affected by this change.

      As of April 30, 2002, the Fund had no undistributed ordinary income and no long-term capital gains on a tax basis. The tax basis differs from the amount shown on the statement of assets and liabilities primarily due to the deferral for federal tax purposes of post-October capital and currency losses of approximately $5,497,700 and $71,300 respectively. These deferred losses are deemed as having occurred in the following year.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of April 30, 2002 were as follows:

                                                        Other
  Tax Basis                                           Cost Basis      Net Unrealized
of Investments     Appreciation     Depreciation     Adjustments       Depreciation
--------------     ------------     ------------     ------------     --------------
 $ 144,643,900      $ 8,703,440     $(16,449,907)      $ 11,894        $ (7,734,573)

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of $.001 par value common stock authorized and divided into four classes, designated Class A, Class B, Class C and Class Z Shares, each consisting of 500,000,000 authorized shares.

      Transactions in shares of common shares were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended April 30, 2002:
Shares sold                                                   4,714,359    $  61,890,072
Shares reacquired                                            (6,223,329)     (81,908,680)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (1,508,970)     (20,018,608)
Shares issued upon conversion from Class B                    2,564,679       31,344,411
                                                            -----------    -------------
Net increase in shares outstanding                            1,055,709    $  11,325,803
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2001:
Shares sold                                                  22,780,855    $ 433,567,665
Shares issued in reinvestment of distributions                  504,462        7,677,911
Shares reacquired                                           (24,418,539)    (465,348,553)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (1,133,222)     (24,102,977)
Shares issued upon conversion from Class B                      893,589       16,196,883
                                                            -----------    -------------
Net decrease in shares outstanding                             (239,633)   $  (7,906,094)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended April 30, 2002:
Shares sold                                                     575,785    $   7,052,165
Shares reacquired                                            (1,810,833)     (22,212,729)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (1,235,048)     (15,160,564)
Shares reacquired upon conversion into Class A               (2,715,664)     (31,344,411)
                                                            -----------    -------------
Net decrease in shares outstanding                           (3,950,712)   $ (46,504,975)
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          25

       Prudential Europe Growth Fund, Inc.
             Notes to Financial Statements Cont'd.

Class B                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended April 30, 2001:
Shares sold                                                   2,039,573    $  35,337,089
Shares issued in reinvestment of distributions                1,051,576       15,226,816
Shares reacquired                                            (3,592,876)     (61,164,333)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion           (501,727)     (10,600,428)
Shares reacquired upon conversion into Class A                 (936,190)     (16,196,883)
                                                            -----------    -------------
Net decrease in shares outstanding                           (1,437,917)   $ (26,797,311)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended April 30, 2002:
Shares sold                                                     569,403    $   6,971,944
Shares reacquired                                              (720,046)      (8,872,616)
                                                            -----------    -------------
Net decrease in shares outstanding                             (150,643)   $  (1,900,672)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2001:
Shares sold                                                   1,636,446    $  28,361,360
Shares issued in reinvestment of distributions                  101,079        1,465,643
Shares reacquired                                            (1,805,888)     (31,238,472)
                                                            -----------    -------------
Net decrease in shares outstanding                              (68,363)   $  (1,411,469)
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended April 30, 2002:
Shares sold                                                     774,843    $   9,939,663
Shares reacquired                                              (853,995)     (11,076,804)
                                                            -----------    -------------
Net decrease in shares outstanding                              (79,152)   $  (1,137,141)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended April 30, 2001:
Shares sold                                                     579,588    $  10,719,791
Shares issued in reinvestment of distributions                   86,756        1,327,369
Shares reacquired                                              (673,245)     (12,293,927)
                                                            -----------    -------------
Net decrease in shares outstanding                               (6,901)   $    (246,767)
                                                            -----------    -------------
                                                            -----------    -------------

                                                        ANNUAL REPORT
                                                        APRIL 30, 2002


            PRUDENTIAL
            EUROPE GROWTH FUND, INC.
--------------------------------------------------------------------------------


                                                        FINANCIAL HIGHLIGHTS

       Prudential Europe Growth Fund, Inc.
             Financial Highlights

                                                                       Class A
                                                                  -----------------
                                                                     Year Ended
                                                                  April 30, 2002(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 15.03
                                                                      --------
Income from investment operations
Net investment income (loss)                                               .02
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                         (2.18)
                                                                      --------
      Total from investment operations                                   (2.16)
                                                                      --------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gains on investments and
   foreign currency transactions                                            --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of year                                           $ 12.87
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                         (14.37)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $72,367
Average net assets (000)                                               $66,709
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.63%
   Expenses, excluding distribution and service (12b-1) fees              1.38%
   Net investment income (loss)                                            .17%
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                 212%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    28                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)              1998(a)
-------------------------------------------------------------------------------------
    $  21.63             $  18.80             $  19.91             $  15.46
----------------     ----------------     ----------------     ----------------
        (.05)                (.04)                 .03                  .01
       (4.61)                3.83                  .28                 6.38
----------------     ----------------     ----------------     ----------------
       (4.66)                3.79                  .31                 6.39
----------------     ----------------     ----------------     ----------------
          --                   --                 (.24)                (.14)
       (1.94)                (.96)               (1.18)               (1.80)
----------------     ----------------     ----------------     ----------------
       (1.94)                (.96)               (1.42)               (1.94)
----------------     ----------------     ----------------     ----------------
    $  15.03             $  21.63             $  18.80             $  19.91
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (21.66)%              20.27%                2.03%               44.93%
    $ 68,664             $104,031             $ 78,074             $ 55,507
    $ 85,358             $ 85,317             $ 67,286             $ 42,885
        1.43%                1.37%                1.43%                1.39%
        1.18%                1.12%                1.18%                1.14%
        (.27)%               (.18)%                .15%                 .08%
          39%                  79%                  62%                  50%

    See Notes to Financial Statements                                     29

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class B
                                                                  -----------------
                                                                     Year Ended
                                                                  April 30, 2002(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $   14.23
                                                                  -----------------
Income from investment operations
Net investment income (loss)                                               (.06)
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                          (2.07)
                                                                  -----------------
      Total from investment operations                                    (2.13)
                                                                  -----------------
Less distributions
Distributions in excess of net investment income                             --
Distributions from net realized gains on investments and
   foreign currency transactions                                             --
                                                                  -----------------
      Total distributions                                                    --
                                                                  -----------------
Net asset value, end of year                                          $   12.10
                                                                  -----------------
                                                                  -----------------
TOTAL RETURN(b)                                                          (14.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                         $  49,985
Average net assets (000)                                              $  74,536
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               2.38%
   Expenses, excluding distribution and service (12b-1) fees               1.38%
   Net investment income (loss)                                            (.49)%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    30                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)              1998(a)
-------------------------------------------------------------------------------------
    $  20.82             $  18.26             $  19.35             $  15.12
----------------     ----------------     ----------------     ----------------
        (.17)                (.18)                (.11)                (.11)
       (4.48)                3.70                  .30                 6.15
----------------     ----------------     ----------------     ----------------
       (4.65)                3.52                  .19                 6.04
----------------     ----------------     ----------------     ----------------
          --                   --                 (.10)                (.01)
       (1.94)                (.96)               (1.18)               (1.80)
----------------     ----------------     ----------------     ----------------
       (1.94)                (.96)               (1.28)               (1.81)
----------------     ----------------     ----------------     ----------------
    $  14.23             $  20.82             $  18.26             $  19.35
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (22.50)%              19.38%                1.39%               43.35%
    $114,966             $198,260             $196,247             $175,857
    $153,025             $193,811             $191,220             $147,492
        2.18%                2.12%                2.18%                2.14%
        1.18%                1.12%                1.18%                1.14%
       (1.00)%               (.92)%               (.57)%               (.69)%

    See Notes to Financial Statements                                     31

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class C
                                                                  -----------------
                                                                     Year Ended
                                                                  April 30, 2002(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 14.25
                                                                      --------
Income from investment operations
Net investment income (loss)                                              (.07)
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                         (2.06)
                                                                      --------
      Total from investment operations                                   (2.13)
                                                                      --------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gains on investments and
   foreign currency transactions                                            --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of year                                           $ 12.12
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                         (14.95)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 7,531
Average net assets (000)                                               $ 8,573
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              2.38%
   Expenses, excluding distribution and service (12b-1) fees              1.38%
   Net investment income (loss)                                           (.54)%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    32                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                Year Ended April 30,
-------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)              1998(a)
-------------------------------------------------------------------------------------
    $  20.83             $  18.25             $  19.38             $  15.12
----------------     ----------------     ----------------     ----------------
        (.18)                (.18)                (.11)                (.11)
       (4.46)                3.72                  .26                 6.18
----------------     ----------------     ----------------     ----------------
       (4.64)                3.54                  .15                 6.07
----------------     ----------------     ----------------     ----------------
          --                   --                 (.10)                (.01)
       (1.94)                (.96)               (1.18)               (1.80)
----------------     ----------------     ----------------     ----------------
       (1.94)                (.96)               (1.28)               (1.81)
----------------     ----------------     ----------------     ----------------
    $  14.25             $  20.83             $  18.25             $  19.38
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
      (22.40)%              19.45%                1.18%               43.55%
    $ 10,996             $ 17,501             $ 15,073             $ 11,122
    $ 14,393             $ 15,974             $ 13,465             $  8,526
        2.18%                2.12%                2.18%                2.14%
        1.18%                1.12%                1.18%                1.14%
       (1.02)%               (.93)%               (.61)%               (.66)%

    See Notes to Financial Statements                                     33

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                                                       Class Z
                                                                  -----------------
                                                                     Year Ended
                                                                  April 30, 2002(a)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                     $ 15.10
                                                                      --------
Income from investment operations
Net investment income (loss)                                               .06
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                         (2.19)
                                                                      --------
      Total from investment operations                                   (2.13)
                                                                      --------
Less distributions
Distributions in excess of net investment income                            --
Distributions from net realized gains on investments and
   foreign currency transactions                                            --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of year                                           $ 12.97
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                         (14.11)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                          $ 8,140
Average net assets (000)                                               $ 8,486
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.38%
   Expenses, excluding distribution and service (12b-1) fees              1.38%
   Net investment income (loss)                                            .46%

------------------------------
(a) Based on weighted average shares outstanding, by class.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    34                                     See Notes to Financial Statements

       Prudential Europe Growth Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
--------------------------------------------------------------------------------------
                                 Year Ended April 30,
--------------------------------------------------------------------------------------
    2001(a)              2000(a)              1999(a)               1998(a)
--------------------------------------------------------------------------------------
    $  21.74             $  18.83             $  19.93              $ 15.51
    --------             --------             --------             --------
        (.01)                 .01                  .05                  .04
       (4.69)                3.86                  .31                 6.37
    --------             --------             --------             --------
       (4.70)                3.87                  .36                 6.41
    --------             --------             --------             --------
          --                   --                 (.28)                (.19)
       (1.94)                (.96)               (1.18)               (1.80)
    --------             --------             --------             --------
       (1.94)                (.96)               (1.46)               (1.99)
    --------             --------             --------             --------
    $  15.10             $  21.74             $  18.83              $ 19.93
    --------             --------             --------             --------
    --------             --------             --------             --------
      (21.74)%              20.67%                2.35%               44.95%
    $ 10,668             $ 15,516             $ 10,972              $ 3,090
    $ 13,144             $ 12,455             $  8,572              $12,148
        1.18%                1.12%                1.18%                1.14%
        1.18%                1.12%                1.18%                1.14%
        (.03)%                .08%                 .25%                 .26%

    See Notes to Financial Statements                                     35

       Prudential Europe Growth Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Europe Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Europe Growth Fund, Inc. (the 'Fund') at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
June 19, 2002

       Prudential Europe Growth Fund, Inc.
             Federal Income Tax Information

      The Fund has elected to give the benefit of foreign tax credits to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended April 30, 2002 the Fund intends on passing through $.03 per share of ordinary income distributions as a foreign tax credit.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
                                                                          37

Prudential Europe Growth Fund, Inc.    www.prudential.com   (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

       Independent Directors
       ---------------------

                                                                                 Term of Office***
                                                            Position               and Length of
                       Name, Address** and Age              With Fund               Time Served
                       ----------------------------------------------------------------------------
                       Delayne Dedrick Gold (63)            Director                since 1996

                       Robert E. La Blanc (68)              Director                since 1996

                       Robin B. Smith (62)                  Director                since 1994

                       Stephen Stoneburn (58)               Director                since 1996

                       Nancy H. Teeters (71)                Director                since 1996
                                                                                                     Number of
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                 During Past Five Years                Director
                       -----------------------------------------------------------------------------------------
                       Delayne Dedrick Gold (63)        Marketing Consultant.                           89

                       Robert E. La Blanc (68)          President (since 1981) of Robert E.             74
                                                        La Blanc Associates, Inc.
                                                        (telecommunications); formerly
                                                        General Partner at Salomon Brothers
                                                        and Vice-Chairman of Continental
                                                        Telecom; Trustee of Manhattan
                                                        College.

                       Robin B. Smith (62)              Chairman and Chief Executive Officer            69
                                                        (since August 1996) of Publishers
                                                        Clearing House (publishing), formerly
                                                        President and Chief Executive Officer
                                                        (January 1988 - August 1996) of
                                                        Publishers Clearing House.

                       Stephen Stoneburn (58)           President and Chief Executive Officer           74
                                                        (since June 1996) of Quadrant Media
                                                        Corp. (a publishing company);
                                                        formerly President (June 1995 - June
                                                        1996) of Argus Integrated Media,
                                                        Inc.; Senior Vice President and
                                                        Managing Director (January 1993 -
                                                        1995) of Cowles Business Media and
                                                        Senior Vice President of Fairchild
                                                        Publications, Inc. (1975 - 1989).

                       Nancy H. Teeters (71)            Economist; formerly Vice President              72
                                                        and Chief Economist of International
                                                        Business Machines Corporation;
                                                        formerly Director of Inland Steel
                                                        Industries (July 1984-1999); formerly
                                                        Governor of the Federal Reserve
                                                        (September 1978 - June 1984).

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       ----------------------------------------------------------
                       Delayne Dedrick Gold (63)                     --

                       Robert E. La Blanc (68)          Director of Storage
                                                        Technology Corporation
                                                        (technology) (since 1979),
                                                        Chartered Semiconductor
                                                        Manufacturing, Ltd.
                                                        (Singapore) (since 1998),
                                                        Titan Corporation
                                                        (electronics) (since 1995),
                                                        Salient 3 Communications,
                                                        Inc. (technology) (since
                                                        1995); Director (since 1999)
                                                        of First Financial Fund,
                                                        Inc. and Director (since
                                                        April 1999) of The High
                                                        Yield Plus Fund, Inc.

                       Robin B. Smith (62)              Director of BellSouth
                                                        Corporation (since 1992),
                                                        and Kmart Corporation
                                                        (retail) (since 1996).

                       Stephen Stoneburn (58)                        --

                       Nancy H. Teeters (71)                         --

    38                                                                    39

Prudential Europe Growth Fund, Inc.      www.prudential.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office***
                                                            Position               and Length of
                       Name, Address** and Age              With Fund               Time Served
                       ----------------------------------------------------------------------------
                       Clay T. Whitehead (63)               Director                since 1999
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                 During Past Five Years                Director
                       ------------------------------------------------------------------------------------------
                       Clay T. Whitehead (63)           President (since 1983) of National              91
                                                        Exchange Inc. (new business
                                                        development firm).


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -----------------------------------------------------------
                       Clay T. Whitehead (63)           Director (since 2000) of
                                                        First Financial Fund, Inc.,
                                                        and Director (since 2000) of
                                                        The High Yield Plus Fund,
                                                        Inc.

       Interested Directors
       --------------------

                                                                                 Term of Office***
                                                            Position               and Length of
                       Name, Address** and Age              With Fund               Time Served
                       ----------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Director and            since 1996
                                                            Vice President

                       *David R. Odenath, Jr. (45)          Director and            since 1999
                                                            President
                                                                                                     Number of
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                 During Past Five Years                Director
                       -----------------------------------------------------------------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of PI; Executive Vice President
                                                        and Treasurer (since January 1996) of
                                                        PI; President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities; formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of PMF; Vice
                                                        President and Director (since May
                                                        1992) of Nicholas-Applegate Fund,
                                                        Inc.

                       *David R. Odenath, Jr. (45)      President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       --------------------------------------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.

                       *David R. Odenath, Jr. (45)                   --

    40                                                                    41

Prudential Europe Growth Fund, Inc.     www.prudential.com    (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office***
                                                            Position               and Length of
                       Name, Address** and Age              With Fund               Time Served
                       ----------------------------------------------------------------------------
                       *Judy A. Rice (54)                   Director and            since 2000
                                                            Vice President
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                 During Past Five Years                Director
                       -----------------------------------------------------------------------------------------
                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of Prudential Investments; formerly
                                                        various positions to Senior Vice
                                                        President (1992-1999) of Prudential
                                                        Securities; and various positions to
                                                        Managing Director (1975-1992) of
                                                        Salomon Smith Barney; Member of Board
                                                        of Governors of the Money Management
                                                        Institute; Member of the Prudential
                                                        Securities Operating Council and a
                                                        Member of the Board of Directors for
                                                        the National Association for Variable
                                                        Annuities.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       --------------------------------------------------------
                       *Judy A. Rice (54)                            --


      Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

       Officers
       --------

                                                                                 Term of Office***
                                                            Position               and Length of
                       Name, Address** and Age              With Fund               Time Served
                       ----------------------------------------------------------------------------
                       Grace C. Torres (43)                 Treasurer and           since 1995
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       Jonathan D. Shain (43)               Secretary               since 2001

                                                                Principal Occupations
                       Name, Address** and Age                 During Past Five Years
                       ----------------------------------------------------------------------
                       Grace C. Torres (43)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PI and First Vice President
                                                        (March 1993-1999) of Prudential
                                                        Securities.

                       Jonathan D. Shain (43)           Vice President and Corporate Counsel
                                                        (since August 1998) of Prudential;
                                                        formerly Attorney with Fleet Bank,
                                                        N.A. (January 1997 - July 1998) and
                                                        Associate Counsel (August 1994 -
                                                        January 1997) of New York Life
                                                        Insurance Company.

    42                                                                    43

Prudential Europe Growth Fund, Inc.     www.prudential.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office***
                                                            Position               and Length of
                       Name, Address** and Age              With Fund               Time Served
                       ----------------------------------------------------------------------------
                       Marguerite E.H. Morrison (46)        Assistant               since 2002
                                                            Secretary

                                                                Principal Occupations
                       Name, Address** and Age                 During Past Five Years
                       ---------------------------------------------------------------
                       Marguerite E.H. Morrison (46)    Vice President and Chief Legal
                                                        Officer - Mutual Funds and Unit
                                                        Investment Trusts (since August 2000)
                                                        of Prudential; Senior Vice President
                                                        and Assistant Secretary (since
                                                        February 2001) of PI; Vice President
                                                        and Assistant Secretary of PIMS
                                                        (since October 2001), previously Vice
                                                        President and Associate General
                                                        Counsel (December 1996 - February
                                                        2001) of PI and Vice President and
                                                        Associate General Counsel (September
                                                        1987 - September 1996) of Prudential
                                                        Securities.

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
      07102.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Directors and/or Officer.
 **** This column includes only directorships of companies required to register, or file reports with the Commission under the Securities and Exchange Act of 1934
      (i.e., 'public companies') or other investment companies registered under the
      1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

    44                                                                    45

Prudential Europe Growth Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
------------------------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                            www.prudential.com    (800) 225-1852

Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series

STRATEGIC PARTNERS
MUTUAL FUNDS**
----------------------------------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund
    Strategic Partners Mid-Cap Value Fund

Special Money Market Fund, Inc.*
    Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.
**Not exchangeable with the Prudential mutual funds.

Prudential Europe Growth Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem.
We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.
Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

                     www.prudential.com    (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument
(or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

Prudential Europe Growth Fund, Inc.

Class A    Growth of a $10,000 Investment

                          (CHART)

Average Annual Total Returns as of 4/30/02

                       One Year    Five Years    Since Inception
With Sales Charge       -18.65%       2.54%          6.17%
Without Sales Charge    -14.37%       3.59%          6.87%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential
Europe Growth Fund, Inc. (Class A shares) with a similar investment in the Morgan Stanley Capital
International Europe Index (MSCI Europe Index) by portraying the initial account values at the commencement of operations of Class A shares (July
13, 1994) and the account values at the end of the current fiscal year (April 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The MSCI Europe Index is an unmanaged, weighted index comprising approximately 1,600 securities listed on the stock exchanges of 22 European countries. The
Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI Europe
Index may differ substantially from the securities in the Fund. The MSCI Europe Index is not the only index that may be used to characterize performance of European stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

                               www.prudential.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                       (CHART)

Average Annual Total Returns as of 4/30/02

                       One Year    Five Years    Since Inception
With Sales Charge       -19.22%       2.57%           6.00%
Without Sales Charge    -14.97%       2.72%           6.00%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential
Europe Growth Fund, Inc. (Class B shares) with a similar investment in the MSCI Europe Index by portraying the initial account values at the commencement of operations of Class B shares (July
13, 1994) and the account values at the end of the current fiscal year (April 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on April
30, 2002; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The MSCI Europe Index is an unmanaged, weighted index comprising approximately 1,600 securities listed on the stock exchanges of 22 European countries. The
Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI Europe
Index may differ substantially from the securities in the Fund. The MSCI Europe Index is not the only index that may be used to characterize performance of European stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Europe Growth Fund, Inc.

Class C     Growth of a $10,000 Investment

                      (CHART)

Average Annual Total Returns as of 4/30/02

                         One Year    Five Years    Since Inception
With Sales Charge         -16.64%       2.54%           5.88%
Without Sales Charge      -14.95%       2.74%           6.01%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential
Europe Growth Fund, Inc. (Class C shares) with a similar investment in the MSCI Europe Index by portraying the initial account values at the commencement of operations of Class C shares (July
13, 1994) and the account values at the end of the current fiscal year (April 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that
(a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on April 30, 2002;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The MSCI Europe Index is an unmanaged, weighted index comprising approximately 1,600 securities listed on the stock exchanges of 22 European countries. The
Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI Europe
Index may differ substantially from the securities in the Fund. The MSCI Europe Index is not the only index that may be used to characterize performance of European stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                              www.prudential.com    (800) 225-1852

Class Z     Growth of a $10,000 Investment

Average Annual Total Returns as of 4/30/02

         One Year     Five Years    Since Inception
          -14.11%       3.77%            6.29%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential
Europe Growth Fund, Inc. (Class Z shares) with a similar investment in the MSCI Europe Index by portraying the initial account values at the commencement of operations of Class Z shares (April
15, 1996) and the account values at the end of the current fiscal year (April 30, 2002), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service
(12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The MSCI Europe Index is an unmanaged, weighted index comprising approximately 1,600 securities listed on the stock exchanges of 22 European countries. The
Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise the MSCI Europe
Index may differ substantially from the securities in the Fund. The MSCI Europe Index is not the only index that may be used to characterize performance of European stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.prudential.com

DIRECTORS
Delayne Dedrick Gold
Robert F. Gunia
Robert E. La Blanc
David R. Odenath, Jr.
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Jonathan D. Shain, Secretary
Marguerite E.H. Morrison, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Gartmore Global Partners
1200 River Road
Conshohocken, PA 19428

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, NY 10004-2498

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
    Class A     PRAEX    74431N103
    Class B     PRBEX    74431N202
    Class C     PEUCX    74431N301
    Class Z     PIEUX    74431N400

MF160E    IFS-A071713